UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 17, 2006
                                                  ------------------------

                               AMREP CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

Oklahoma                          1-4702                  59-0936128
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(State or Other Jurisdiction      (Commission File        (IRS Employer
of Incorporation)                 Number)                 Identification Number)

300 Alexander Park, Suite 204, Princeton, New Jersey               08540
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         (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:  (609) 716-8200
                                                    ----------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item. 5.02. Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On November 17, 2006, the Compensation and Human Resources Committee of AMREP Corporation (the "Company") approved an increase in the annual salary of Michael P. Duloc, President and Chief Operating Officer of the Company's Kable Media Services, Inc. subsidiary and of its fulfillment and distribution services businesses, to $350,000, effective as of October 2, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    AMREP CORPORATION
                                                    -----------------
                                                      (Registrant)

                                                    By:  /s/ Peter M Pizza
                                                         -----------------
                                                         Peter M. Pizza
                                                         Vice President and
                                                         Chief Financial Officer

Date:  November 21, 2006
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